Decommissioning provision	12 Months Ended
Dec. 31, 2018
Disclosure of other provisions [abstract]
Decommissioning provision
12.   Decommissioning provision

The decommissioning provision consists of land rehabilitation, demolition of buildings and mine facilities, and related costs. Although the ultimate amount of the decommissioning provision is uncertain, the fair value of these obligations is based on information currently available, including closure plans and the Company’s interpretation of current regulatory requirements.

Fair value is determined based on the net present value of future cash expenditures upon reclamation and closure. Reclamation and closure costs are capitalized into property, plant and equipment depending on the nature of the asset related to the obligation and amortized over the life of the related asset.

The decommissioning provision relates to reclamation and closure costs of the Company’s Cosalá Operations and Galena Complex. The decommissioning provision is estimated at an undiscounted amount of $4.9 million, over a period of 1 to 11 years, and discounted using a risk free rate varying from 2.7% to 8.5%.

	December 31,	December 31,
	2018	2017

Provisions, beginning of year	$3,948	$3,829
Decommissioning costs and change in estimates	(353)	(66)
Accretion on decommissioning provision	196	185
Provisions, end of year	$3,791	$3,948